Exhibit 10.2

MEMORANDUM OF UNDERSTANDING
BETWEEN TRANS PACIFIC TELECOM, INC.,
A DELAWARE CORPORATION ("TPT")

AND

SINO FIBRE COMMUNICATIONS, INC.

FOR

AGREEMENT TO ENTER INTO A PARTNERSHIP TO DELIVER AN ADVANCED
TELECOMMUNICATIONS SYSTEM FOR THE CITY OF SHANGHAI, CHINA.

Trans Pacific Telecom, Inc. ("TPT"), and Sino Fibre Communications, Inc. ("SF"), hereinafter referred to as "the Parties":

Desiring to develop a plan whereby TPT and Sino Fibre contribute their respective assets as described herein to enter into a joint venture agreement whereby they will develop an "Advanced Telecommunications System, Infrastructure, and Network for the city of Shanghai, China" and

Recognizing that cooperation between the Parties shall provide the best opportunity to successfully install, deploy, and set up the aforedescribed advanced telecommunications systems for Shanghai, China (also known hereafter as "the Project"); and

The Parties Agree As Follows:

Article 1 -	TPT Obligations
1.1	TPT will provide the senior management and executives for the development, installation and deployment for the Project;
1.2	TPT will provide hardware and equipment development, installation and deployment of the Project;
1.3	TPT will provide the technology for the development, installation and deployment of the Project, including but not limited to software, middleware, and systems integration;
1.4	TPT will provide financing for the build out of the Project in the form of either debt or equity contributions or some combination of both financial instruments;
1.5	TPT will develop and maintain fiscal, financial and operational control of an international gateway for SF's use of terminating the SF's international traffic;
1.6	TPT will retain and maintain the supervisory authority for all staffing, hiring and termination of employees, contractors and sub-contractors on the Project;
1.7	TPT will be responsible for negotiating and re-negotiating all current and future Inter-Connect agreements between the Parties for the Project;
1.8

TPT agrees to contribute a Fair Market Value License for the use of all TPT software, hardware, middleware, firmware, and systems solutions to enable the new telecommunications network as set forth in specific detail in Exhibit A1;

Article 2 -	SF Obligations

2.0

SF agrees to contribute as an asset to the joint venture entity its' relationships, assests, and intellectual property and will be used in conjunction with TPT software, hardware and system to develop an advanced telecommunications network and system:

2.1	SF will be responsible for all governmental, political and regulatory with the Country of China;

2.2	SF will be responsible for financing contributions for the Project;

2.3	SF will provide fully qualified personnel to enable the TPT senior management and executives to carry out the Project;

2.4	SF will be responsible for facilitating TPT in TPT's negotiates and re-negotiations for all current and future Inter-Connect agreements between the Parties for the Project;

2.5	SF will provide access to any necessary Co-Location Facilities for the Project, including any and all hardware requirements, such as servers, computers and software.

2.6	SF will provide access to TPT for all data and voice requirement for the Project;

Article 3 -	Software License Agreement and RF Spectrum License

3.0

Any software license agreement and the Telecommunications and Internet License or other similar contributed assets by either TPT or SF shall be usable bythe joint venture entity created pursuant to this MOU upon signing and closing of the definite agreements for this MOU.

Article 4 -	Mutual Consultations between the Parties

4.0	Any issues arising from the interpretation or implementation of this MOU will be settled through consultations between the Parties or such other means as they may mutually decide.

Article 5

5.0

This MOU shall enter in force upon signature by both Parties and remains in force until the Parties have reached final agreement on and executed definitive joint venture agreements or until the expiration of twelve months from the date hereof whichever shall be the sooner.

IN WITNESS WHEREOF, the undersigned being duly authorized by the respective Parties have signed this MOU.

Signed in China and in Thailand by the respective parties in duplicate on the 10th of June 2006.

TRANS PACIFIC TELECOM, INC.	SINO FIBRE COMMUNICATIONS, INC.

STEPHEN THOMAS	MATTHEW MECKE
By: Stephen Thomas	By: Matthew Mecke
Chairman of the Board and Chief Executive Officer	Title: Chairman & CEO